UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2024

ONEMEDNET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40386	86-2076743
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6385 Old Shady Oak Road, Suite 250

Eden Prairie, MN 55344

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 800-918-7189

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONMD	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	ONMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On August 12, 2024, Dr. Julianne (Sun Joo) Huh, a member of the Board of Directors (the “Board”) of OneMedNet Corporation (the “Company”) and a member of the Company’s Nominating and Corporate Governance Committee, notified the Company of her resignation from the Company’s Board effective August 12, 2024. Dr. Huh’s notice of resignation did not advise the Company of any disagreement with the Company on any matter relating to its accounting, operations, policies or practices. The Company is grateful for Dr. Huh’s service to the Company and the Board.

Appointment of Director

Effective August 14, 2024, the Board appointed Mr. Andrew B. Zeinfeld, to serve as a member of the Board to fill the vacancy created by the resignation of Dr. Huh.

There are no family relationships between Mr. Zeinfeld and any other director or executive officer of the Company. There are no arrangements or understandings between Mr. Zeinfeld and any other person, in each case, pursuant to which Mr. Zeinfeld was appointed to serve on the Board and none are currently proposed that would require disclosure under Item 404(a) of Regulation S-K.

As a non-employee director of the Company, Mr. Zeinfeld will be compensated according to the Company’s non-employee director compensation practices. This compensation consists of the 2024 grant of 45,000 shares of Company common stock to each director for one full year of service (pro-rated for 2024). The RSUs will vest at the end of December 2024. In addition, the Company will enter into an indemnity agreement with Mr. Zeinfeld in the same form as previously entered into by the Company with its other non-management directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2024

ONEMEDNET CORPORATION

By:	/s/ Aaron Green
Aaron Green
Chief Executive Officer